                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    DATE OF REPORT: FEBRUARY 10, 1999 AMENDING REPORT FILED DECEMBER 14, 1998
              (DATE OF EARLIEST EVENT REPORTED: NOVEMBER 30, 1998)

                         COMMISSION FILE NUMBER: 0-21272



                               SANMINA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                        77-0228183
(STATE OF INCORPORATION OR ORGANIZATION)                 (IRS EMPLOYER I.D. NO.)

                355 EAST TRIMBLE ROAD, SAN JOSE, CALIFORNIA 95131
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 954-5500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 2. Acquisition and Disposition of Assets

     On November 30, 1998, Registrant acquired Altron Incorporated ("Altron") through a merger (the "Merger") effected pursuant to an Amended and Restated Agreement and Plan of Merger dated September 2, 1998 (the "Merger Agreement"). Such transaction was reported on a Form 8-K report filed December 14, 1998. This amendment to such report on Form 8-K is being filed for the purpose of filing the financial statements required to be filed with such reports.

     Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Altron Common Stock was converted into 0.4545 shares of Sanmina Common Stock. The Merger Agreement and the terms of the Merger are more fully described in Registrant's registration statement on Form S-4 (Commission File No. 333-66267) relating to the shares of Registrant's Common Stock issued in the Merger.

Item 7. Financial Statements and Exhibits


     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED, PREPARED PURSUANT TO RULE 3-05 OF REGULATION S-X

          The financial statements required to be filed were previously reported in Altron Incorporated's Annual Report on Form 10-K for the fiscal year ended January 3, 1998 and Quarterly Reports on Form 10-Q for the quarters ended April 4, 1998, July 4, 1998 and October 3, 1998, respectively, and incorporated herein by reference.

     (b) PRO FORMA FINANCIAL INFORMATION REQUIRED PURSUANT TO ARTICLE 11 OF REGULATION S-X

          Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations of Sanmina Corporation and Altron, Incorporated for the year ended September 30, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANMINA CORPORATION


                                        By: /s/ Bernard J. Whitney
                                           ------------------------------
                                           Bernard J. Whitney,
                                           Executive Vice President
                                           and Chief Financial Officer



Date: February 10, 1999

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


     On November 30, 1998, Sanmina Corporation (the "Company" or "Sanmina") acquired the stock of Altron, Inc. ("Altron") by issuing approximately 7,200,638 shares of Sanmina common stock at an exchange ratio of 0.4545 shares of Sanmina stock for one share of Altron common stock (the "Merger"). The following unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and accompanying notes for Sanmina and Altron incorporated by reference or included elsewhere herein.

     The unaudited pro forma combined statement of operations for the fiscal year ended September 30, 1998 gives effect to the proposed Merger, which will be accounted for as a pooling of interests, as if the merger was completed at the beginning of the period presented. The unaudited pro forma condensed combined balance sheet has been prepared as if the Merger was completed as of September 30, 1998.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.

    SANMINA AND ALTRON UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                        SEPTEMBER 30, 1998 (IN THOUSANDS)

                                     ASSETS
                                                             SANMINA        ALTRON     ADJUSTMENTS        TOTAL
                                                             -------        ------     -----------        -----
CURRENT ASSETS:
     Cash and cash equivalents ...........................  $  75,338     $  12,633     $               $  87,971
     Short-term investments ..............................     77,284        14,374         1,868 (1)      93,526
     Accounts receivable, net ............................     96,930        26,468                       123,398
     Inventories .........................................     68,953        30,282                        99,235
     Deferred income taxes ...............................     19,389            --                        19,389
     Prepaid expenses and other current assets ...........      4,431         3,766                         8,197
                                                            ---------     ---------     ---------       ---------
                         Total current assets ............    342,325        87,523         1,868         431,716
                                                            ---------     ---------     ---------       ---------
PROPERTY, PLANT, AND EQUIPMENT
     Machinery and equipment .............................    182,901        80,698                       263,599
     Furniture and fixtures ..............................      4,110         3,137                         7,247
     Leasehold improvements ..............................     22,199            --                        22,199
     Land and building ...................................     15,202        30,771                        45,973
     Less: Accumulated depreciation and amortization .....   (116,531)      (41,910)                     (158,441)
                                                            ---------     ---------     ---------       ---------
           Property, plant, and equipment, net ...........    107,881        72,696       180,577
                                                            ---------     ---------     ---------       ---------
OTHER ASSETS
     Other assets ........................................     17,372         2,977                        20,349
         Long-term investments ...........................         --         1,868        (1,868) (1)         --
                                                            ---------     ---------     ---------       ---------
TOTAL ASSETS .............................................  $ 467,578     $ 165,064     $               $ 632,642
                                                            =========     =========     =========       =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable ...................................  $  68,814     $  14,244     $               $  83,058
      Accrued liabilities ................................     31,649         5,663         5,479 (2)      42,791
      Current portion of long-term debt ..................      2,865         3,000                         5,865
      Income taxes payable ...............................     11,517            --                        11,517
                                                            ---------     ---------     ---------       ---------
                         Total current liabilities .......    114,845        22,907         5,479         143,231
                                                            ---------     ---------     ---------       ---------
LONG TERM LIABILITIES
      Convertible subordinate debentures .................      5,767            --                         5,767
      Long-term debt .....................................         --         4,600                         4,600
      Other liabilities ..................................      2,875         9,373                        12,248
                                                            ---------     ---------     ---------       ---------
                         Total Liabilities ...............    123,487        36,880         5,479         165,846
STOCKHOLDERS' EQUITY:
     Preferred stock .....................................         --            --                            --
     Common stock ........................................        483           794          (722)(3)         555
     Additional paid-in capital ..........................    194,591        40,964           722 (3)     236,277
     Unrealized holding gain on investments and cumulative
      foreign currency translation adjustments                    386            --                           386
      Retained Earnings ..................................    148,631        86,426        (5,479)(2)     229,578
                                                            ---------     ---------     ---------       ---------
           Total stockholders' equity ....................    344,091       128,184        (5,479)        466,796
                                                            ---------     ---------     ---------       ---------
           Total liabilities and stockholders' equity ....  $ 467,578     $ 165,064                     $ 632,642
                                                            =========     =========     =========       =========

(1) Reclassification of investments to be consistent with Sanmina's investment policies.

(2)  Reflects expenses of merger.

(3) Reflects the exchange of all Altron Common Stock for Sanmina Common Stock at a ratio of 0.4545 shares of Sanmina Common Stock for one share of Altron Common Stock.

SANMINA AND ALTRON UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 1998 (IN THOUSANDS)

                                                             SANMINA        ALTRON     ADJUSTMENTS        TOTAL
                                                             -------        ------     -----------        -----
Net sales ................................................  $ 722,581     $ 201,207     $               $ 923,788
Cost of sales ............................................    563,913       163,068                       726,981
                                                            ---------     ---------     ---------       ---------
      Gross profit .......................................    158,668        38,139                       196,807
Operating expenses:
      Selling, general and administrative ................     43,845        17,300                        61,145
      Amortization of goodwill ...........................      2,851           276                         3,127
      Merger costs .......................................      3,945            --                         3,945
                                                            ---------     ---------     ---------       ---------
             Total operating expenses ....................     50,641        17,576                        68,217
                                                            ---------     ---------     ---------       ---------
Income from operations ...................................    108,027        20,563                       128,590
Interest income (expense), net ...........................       (688)        1,062                           374
                                                            ---------     ---------     ---------       ---------
Income before income taxes ...............................    107,339        21,625                       128,964
Provision for income taxes ...............................    (39,188)       (8,537)                       47,725
                                                            ---------     ---------     ---------       ---------
Net income (loss) ........................................  $  68,151     $  13,088     $               $  81,239
                                                            =========     =========     =========       =========

Earnings per share
      Basic                                                 $    1.61     $    0.84                     $    1.64
      Diluted                                                    1.43          0.82                          1.47
Shares Used in Computing per
  Share Amounts
      Basic                                                    42,356        15,497        (8,454)(1)      49,399
      Diluted                                                  50,400        16,051        (8,756)(1)      57,695

(1) Reflects the exchange of all Altron Common Stock for Sanmina Common Stock at a ratio of 0.4545 shares of Sanmina Common Stock for one share of Altron Common Stock.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                   FINANCIAL STATEMENTS OF SANMINA AND ALTRON
                                   (UNAUDITED)


Note 1. Basis of Presentation

     The unaudited pro forma condensed combined statement of operations combines the historical statements of income of Sanmina and Altron for the year ended September 30, 1998 to reflect results based on the pooling - of - interests method of accounting. No adjustments were necessary to conform the accounting policies of the combining companies.

Note 2. Pro Forma Net Income Per Share

     The pro forma combined net income per share is based on the combined weighted average number of common and dilutive equivalent shares of Sanmina and Altron based upon the exchange ratio of 0.4545 of a share of Sanmina common stock for each share of Altron common stock.

Note 3. Merger Related Expenses of Sanmina and Altron

     Sanmina and Altron estimate that they will incur merger-related expenses, consisting primarily of investment banking, legal and accounting fees, financial printing and other related charges, of approximately $5.4 million. This estimate is preliminary and is therefore subject to change. These nonrecurring expenses were charged to operations in the first quarter of fiscal 1999, being the period in which the Merger was consummated. The pro forma combined balance sheet gives effect to such expenses as if they had been incurred as of September 30, 1998, but the pro forma condensed statement of operations does not give effect to such expenses as such expenses are non-recurring.